UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	333-136110	20-5188065
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1399 Franklin Avenue, Suite 100, Garden City, New York 11530

(Address of Principal Executive Office) (Zip Code)

(516) 693-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_____________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On or about July 5, 2022, GTJ REIT, Inc., a Maryland corporation (the “Company”), will send a letter to its stockholders to notify them that the Company’s Board of Directors (the “Board”) adopted an Amended and Restated Share Redemption Program (the “Amended and Restated Program”), as described below in Item 8.01.  A copy of the letter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

On June 30, 2022, the Board adopted the Amended and Restated Program in order to increase the limit on the amount of redemptions permitted each year from $1 million to $2 million, and starting in 2023, to limit the number of redemptions receiving priority for death or disability to $1 million per year. Set forth below is a detailed description of the amendments:

•

Beginning with the redemption period beginning June 1, 2022 and ending November 30, 2022, the Company will limit the number of shares redeemed during any calendar year to $2 million in shares, subject to sufficient funds being available.

•

Beginning with the redemption period beginning December 1, 2022 and ending May 31, 2023, the number of redemptions receiving priority for death or disability will be limited to $1 million in shares per calendar year such that any stockholders requesting redemption upon death or disability will receive up to $1 million for shares per calendar year, and the remaining $1 million per calendar year will be available to redeem shares for the remainder of the Company’s stockholders in the following order of priority: (1) any redemptions that have been carried over from one or more previous semi-annual periods where the redemption amount remaining is less than $2,500; and (2) pro rata as to all other redemption requests (excluding redemptions upon death or disability); provided, however, that if the redemption requests upon death or disability are less than $1 million in shares in a calendar year, then the amount under $1 million would also be available for the remainder of the Company’s stockholders in accordance with the order of priority set forth in this sentence.

The Amended and Restated Program will be effective as of August 8, 2022. The complete Amended and Restated Program is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Letter to Stockholders, dated July 5, 2022.
99.2	Amended and Restated Share Redemption Program.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTJ REIT, Inc. By: /s/ Louis Sheinker Louis Sheinker President and Chief Operating Officer

Date: June 30, 2022